NATIONS SEPARATE ACCOUNT TRUST
Supplement dated September 2, 2005
to Prospectuses dated May 1, 2005
Reorganizations
A. The prospectuses for all share classes of the Portfolio of Nations Separate Account Trust listed in the left column below (each a “Portfolio”) are hereby supplemented by adding the following bullet point paragraph and chart at the end of the section entitled “About the Portfolios — Other important information”:
•	Proposed reorganization — On May 5, 2005, the Board of Trustees of Nations Separate Account Trust, on behalf of each Portfolio listed in the left column below, approved each Portfolio’s reorganization into an acquiring fund shown in the right column below. The principal effect of this reorganization would be to convert your Portfolio investment into an investment in an acquiring fund. One additional effect of this reorganization would be that interestholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust. Each Portfolio is an underlying investment vehicle for certain variable annuity and/or variable life insurance separate accounts (“Separate Accounts”) issued by participating insurance companies (each a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). Interestholders will be asked to consider and vote on a Plan of Reorganization (the “Plan”) at a special interestholder meeting expected to be held on or about March 8, 2006. The Participating Insurance companies, as the interestholders of the Portfolios, will request voting instructions with respect to the approval of the Plan from the owners of the variable annuity contracts and/or variable life insurance policies of the Separate Account, and will vote the Separate Accounts’ interests in the Portfolios in proportion to the voting instructions received. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds and the terms of the Plan will be forthcoming. If the Plan is approved by interestholders and certain other conditions are satisfied, the reorganization is expected to occur by the end of the first quarter 2006. Under the terms of the Plan, the assets and liabilities of each Portfolio will be transferred to the corresponding acquiring fund and interestholders of the Portfolio will become interestholders of the acquiring fund and receive interests of the designated class of the acquiring fund in exchange for their interests of the Portfolio as shown below.

Portfolio:		Will be reorganized into:
Nations Value Portfolio	à	Liberty Growth & Income Fund, Variable Series Class A Shares
Nations Small Company Portfolio	à	Liberty Small Company Growth Fund, Variable Series Class A Shares
Nations Asset Allocation Portfolio	à	Liberty Asset Allocation Fund, Variable Series Class A Shares